UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017
Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07. Submission of Matters to a Vote of the Security Holders.

On November 8, 2017, the Company held its annual meeting of stockholders via the internet at http://www.virtualshareholdermeeting.com/Coty2017 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals listed below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 28, 2017 (the “Proxy Statement”). There were 689,841,980 shares of Class A Common Stock present at the beginning of the Annual Meeting in person or by proxy, which represented approximately 92% of all shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A Common Stock were entitled to one vote per share held as of the close of business on September 11, 2017 (the “Record Date”). Final voting results are shown below.

Each proposal was determined by a majority of votes cast, except that the election of directors was determined by plurality vote.

1.	Election of Directors

The following directors were elected to the Board of Directors of the Company as follows:

Director	For	Withheld	Broker Non-Votes
Lambertus J.H. Becht	672,116,622	4,054,184	13,671,174
Sabine Chalmers	674,444,692	1,726,114	13,671,174
Joachim Faber	670,677,050	5,493,756	13,671,174
Olivier Goudet	673,586,524	2,584,282	13,671,174
Peter Harf	673,088,699	3,082,107	13,671,174
Paul S. Michaels	668,858,962	7,311,844	13,671,174
Camillo Pane	673,628,136	2,542,670	13,671,174
Erhard Schoewel	668,376,492	7,794,314	13,671,174
Robert Singer	670,298,472	5,872,334	13,671,174

Each of the nine nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2.	Approval of Advisory Resolution on Named Executive Officer Compensation

The stockholders approved the advisory resolution on Named Executive Officer compensation, as follows:

For	Against	Abstain	Broker Non-Votes
664,265,622	11,771,585	133,599	13,671,174

3.	Ratification of Appointment of Deloitte & Touche LLP as the Company's independent auditor

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending June 30, 2018, as follows:

For	Against	Abstain	Broker Non-Votes
685,248,882	4,460,895	132,203	−

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date:	November 14, 2017	By:	/s/Greerson G. McMullen
			Name:	Greerson G. McMullen
			Title:	Chief Legal Officer, General Counsel and
Secretary